ZAGG
BRANDS

INVESTOR PRESENTATION



Cautionary note regarding forward-looking statements

Forward-Looking Statements

This presentation of ZAGG Inc ("ZAGG," the "Company," "we" or "us") contains (and oral communications made by us may contain) "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "predict," "project," "target," "future," "seek," "likely," "strategy," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our outlook for the Company and statements that estimate or project future results of operations or the performance of the Company.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (a) the ability to design, produce, and distribute the creative product solutions required to retain existing customers and to attract new customers; (b) building and maintaining marketing and distribution functions sufficient to gain meaningful international market share for our products; (c) he ability to respond quickly with appropriate products after the adoption and introduction of new mobile devices by major manufacturers like Apple®, Samsung®, and Google®; (d) changes or delays in announced launch schedules for (or recalls or withdrawals of) new mobile devices by major manufacturers like Apple, Samsung, and Google; (e) the ability to successfully integrate new operations or acquisitions, (f) the impacts of inconsistent quality or reliability of new product offerings; (g) the impacts of lower profit margins in certain new and existing product categories, including certain mophie products; (h) the impacts of changes in economic conditions, including on customer demand; (i) managing inventory in light of constantly shifting consumer demand; (j) the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the Company from cyber-attacks, terrorist incidents or the threat of terrorist incidents; (k) changes in U.S. and international trade policy and tariffs, including the effect of increases in U.S.-China tariffs on selected materials used in the manufacture of products sold by the Company which are sourced from China, (l) adoption of or changes in accounting policies, principles, or estimates; (m) changes in the law, economic and financial conditions, including the effect of enactment of US tax reform or other tax law changes; and (n) the impacts of certain environmental and health risks, including the recent outbreak of the coronavirus (COVID-19) and its potential impact on the Company's operations, sourcing from China, and future demand for the Company's products for an uncertain duration of time.

Any forward-looking statement made by us in this presentation speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in our most recent Annual Report on Form 10-K and other reports we file with the U.S. Securities and Exchange Commission, including (but not limited to) Item 1A - "Risk Factors" in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. The forward-looking statements contained in this press release are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

This presentation also contains estimates and other statistical data made by independent parties and by ZAGG relating to market share, growth and other industry data. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we compete are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates made by the independent parties and by ZAGG.

Non-GAAP Financial Measures

This presentation also includes certain non-GAAP financial measures, including Adjusted EBITDA (and corresponding Adjusted EBITDA margin) and gross profit (and corresponding gross profit margin) excluding March 2020 inventory write-downs. Readers are cautioned that (1) Adjusted EBITDA (earnings before stock-based compensation expense, depreciation and amortization, other expense, net, transaction costs, acquired business employee retention bonus, former CFO retention bonus, CEO signing bonus, consulting fee to former CEO, adjustments to fair value of contingent consideration, legal settlements, loss on disputed mophie purchase price, inventory step-up amount in connection with acquisitions, restructuring/severance expense, March 2020 inventory write-down, impairment of goodwill, impairment of intangible assets, loss (gain) on disposal of intangible assets and equipment (loss of discontinued brands, product lines, and related product tooling), and income tax benefit) and (2) gross profit (and corresponding gross profit margin) excluding March 2020 inventory write-downs (gross profit [and corresponding profit margin] excluding March 2020 inventory write-downs of $44.8 million) are not financial measures prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). In addition, this financial information should not be construed as an alternative to any other measure of performance determined in accordance with U.S. GAAP, or as an indicator of operating performance, liquidity or cash flows generated by operating, investing and financing activities, as there may be significant factors or trends that it fails to address. As such, it should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. We present Adjusted EBITDA and gross profit (and corresponding gross profit margin) excluding March 2020 inventory write-downs because we believe that these measures are helpful to some investors as a measure of performance and to normalize the impact of acquisitions and impairments. We caution readers that non-U.S. GAAP financial information, by its nature, departs from traditional accounting conventions. Accordingly, its use can make it difficult to compare current results with results from other reporting periods and with the financial results of other companies. We have provided a reconciliation of Adjusted EBITDA (and corresponding Adjusted EBITDA margin) and gross profit (and corresponding gross profit margin) excluding March 2020 inventory write-downs to the most directly comparable U.S. GAAP measures in the supplemental financial information attached to this presentation.

Empowering the mobile lifestyle













Leading Market Share in Mobile Lifestyle Categories

#1 Market Share (43% [1]) – U.S. Screen Protection


INVISIBLE SHIELD

The Dominant Screen Protection Brand and Category Creator

#1 Market Share (30% [1]) – U.S. Wireless Charging Pads


mophie

Dominant Leader in Growing Market

#1 Market Share (28% [1]) – U.S. External Power


mophie.
HALO

Category Creator and Poised for Significant Growth at HSN/QVC

Innovation-Driven Protective Cases


gear4

U.K. Market Leader Launched in the U.S. with Innovative D3O Technology

Tablet Accessories & Productivity Brand


ZAGG

Tablet Keyboards Category Creator

True Wireless Headphone Brand on HSN


IFROGZ

11+ Years of Innovation and Design

[1] Source: The NPD Group / Retail Tracking Service for the twelve months ended June 30, 2020; NPD data refers to dollar share and pertains only to U.S. retail sales.

Innovation + Distribution Drives Long-Term Profitable Growth


ZAGG Brands
INPUT
Innovation
Global Distribution
Amplified Through Brands
Operational Excellence
Customer Care
OUTPUT
Long-term, Profitable Growth

Strong Growth in Doors and Channels Supported by Alignment with Top OEMs

Considerable Americas, EMEA, and APAC door growth with additional penetration opportunities globally

Total Doors:	**25,975**	**33,231**	**45,177**	**49,355**	**72,293**	**100,513**	**111,655**



Door count increase of 330%
120,000
100,000
80,000
60,000
40,000
20,000
0
2013
2014
2015
2016
2017
2018
2019
25,065
910
32,161
1,070
42,132
3,045
45,564
3,791
63,894
8,399
80,527
13,341
6,645
90,000
14,950
6,705
Americas
EMEA
APAC

Note: Pre-2018 does not include a separate APAC region breakout.

First to Market with Top OEMs

SAMSUNG
Google
LG
HUAWEI
oppo
Xiaomi
vivo

- We have historically been positively impacted near the time of major device launches by Apple, Samsung, Google and other device manufacturers, particularly when there is a change in form factor
- We expect major device launches to continue to positively impact our operations during 2020 and beyond

We Continue to Diversify into New High Growth Categories


Screen Protection
100.0%
$5mm
Net Sales
FY 2007
Keyboards
Audio
Other
1.6%
Power Cases
4.9%
5.1%
6.0%
Cases
9.2%
43.3%
Screen Protection
29.9%
Power Management
$522mm
Net Sales
FY 2019

Source: Company filings and Management estimates.

Organic Growth

ZAGG BRANDS

INVISIBLE SHIELD	mophie	gear4	ZAGG	IFROGZ	HALO
• **Screen Protection** • **Anti-microbial Wipes** • **UV Sanitizer** • **Insurance** • Services • Protective Cases • External protection	• **Portable Power** • **Wireless Charging** • **Cables & Adapters** • **Car & Wall Chargers** • **Protective Cases** • **Mobile Payment Solutions** • Docks & Stands • Smartwatch Accessories • B2B Charging	• **Protective Cases** • **Tablet Cases** • Screen Protection • Notebook Laptop Cases	• **Tablet Keyboards** • **Connectivity Adapters** • Tablet/Laptop Cases • Hubs • Docks • Computer Keyboards • Mice • Presenters • BT Speakerphones • Computer Headsets	• **BT Earbuds** • **BT Headphones** • **Screen Protection** • **Portable Power** • BT Speakers • Wireless Charging • Car & Wall Chargers • Cables / Adapters	• **Portable Power** • **Wireless Charging** • **Flashlights** • **Cables**

Strategic Benefits

- ✓ We're in every major wireless accessory category
- ✓ More products to sell to more customers
- ✓ Makes ZAGG more relevant with current customers
- ✓ Opens-up new channel opportunities and product diversification

**Blue bold text indicates existing ZAGG product categories.*

INVISIBLE SHIELD

Kill Human Coronavirus and up to 99.99% of the Most Common Surface Bacteria*



*InvisibleShield screen protection treated with Kastus technology has been tested by a 3rd party to ISO testing standards and kills up to 95% of human coronavirus after 30 minutes. InvisibleShield and Gear4 tested by 3rd party to ISO & JIS testing standards against E. coli and staph bacteria. Anti-bacterial technology is applied to the product; it does not directly protect the user from any exposure to bacteria or provide additional health benefits.

INVISIBLE SHIELD

visionguard®

Protect Your Eyes–and Your Phone



WITH eyesafe® TECHNOLOGY

INVISIBLE SHIELD
ON DEMAND

Your in-store device protection **service.**


INVISIBLE SHIELD
ON DEMAND

mophie

CATEGORIES


Portable Batteries


Portable Notebook Batteries


Wireless Charging Pads


Wireless Charging Vent Mounts


Wireless Charging Desk Stands


Car Chargers


Cables


Mobile Payment Solutions

GEAR4

TOUGH AND STYLISH

D3O

We use a unique version of D3O® specifically designed for consumer electronics.

The patented D3O® dilatant is blended with an elastomeric polymer to be injection molded.

This enables us to mold D3O® into intricate designs.



PROTECTED BY D3O

GEAR4 ADVANTAGE

- Slim Design
- Protection Where it's Needed Most
- Anti-Bacterial Technology
- 5G SIGNAL PLUS™ — Industry Standards Setting Innovation
- A Focus on Sustainability


gear4
BATTERSEA






There are 10x more bacteria on your device than a toilet seat
We touch our phones an average of 2,617 times per day
The typical device carries over 25,000 bacteria per square inch
Gear4's new anti-bacterial protection kills 99.9% of surface bacteria


HALO®

ZAGG BRANDS

Recent Events:

- COVID-19 Response Actions
- 2020 Restructuring Plans
- Q220 Results

COVID-19 Response Actions

- Ensure safety of employees through work-from-home policies
- Ensure adequate liquidity
  - Closed on amendment to expand credit facilities under existing credit structure by $19.8M
  - Closed on SBA loan under CARES Act of $9.4M with opportunity for forgiveness
  - Extend payment terms with suppliers and vendors
- Inventory management
  - Alignment of supply and demand forecast
  - Delay or cancel certain purchase orders
- Aggressive cost reduction initiatives
  - Reduced quarterly operating expense run rate to high $20’sM to low $30’sM for remainder of 2020 (down from over $40M in Q1 2020)
  - Implemented furloughs or lay-off of approximately 20% of U.S. employees and reduced Europe and Asia Pacific staff, excluding China, by approximately 20%
  - Temporarily reduced CEO salary by 15%, executive team salary by 10% and other senior management salary by 5%
  - Temporarily reduced the cash portion of the Board of Directors’ compensation by 15% and replaced such compensation with stock-based compensation
  - Hiring freeze for remainder of 2020
  - Eliminated 2020 cash bonus plan starting in Q2 2020
  - Deferred spending on all non-essential projects
  - Reduction or elimination of all discretionary expense categories including marketing, travel, entertainment, etc.
  - Reduction of expected investment in new geographic regions
  - Additional cost reduction levers

2020 Restructuring Plans

- Guiding Principles
  - Innovation in key categories
  - Focus on high margin and growing product categories
  - Simplification of business

- Key Decisions
  - Discontinue BRAVEN brand
  - Exit battery case category
  - Simplify iFrogz audio, ZAGG keyboard and mophie power station businesses, including reducing SKU counts and discontinuing certain product lines

- Q1 2020 | Future Impacts
  - Write-down of inventory (linked to restructure and COVID-19 demand reduction): $44.8M
  - Goodwill impairment: $18.6M
  - Intangible/tooling write-off: $3.7M
  - Discontinued brand and product lines accounted for approximately $55 million in net sales and negative EBITDA in 2019

3 and 6 Months Ended Q2 2020 Key Financial Results

(amounts in millions, except percentages)

	3-Months Ended Q220	3-Months Ended Q219	$ Change		6-Months Ended Q220	6-Months Ended Q219	$ Change
Net Sales	$77.1	$106.8	($29.7)		$168.1	$185.5	($17.4)
Gross Profit %*	30%	35%	--		3%	30%	--
Gross Profit % (Ex. $45M March 2020 Inventory Write-down)*	30%	35%	--		29%	33%	--
Adjusted EBITDA*	$0.1	$2.4	($2.3)		$(7.4)	$(6.6)	($0.8)

* During March 2020, ZAGG reported a $44.8 inventory write-down related to the restructuring activities and a decrease in demand linked to COVID-19. The $44.8 write-down is included as an add-back to Adjusted EBITDA. See Appendix for reconciliation of Non-GAAP metrics.

Q2 2020 Balance Sheet Highlights

(amounts in millions, except percentages)

	June 30, 2020	December 31, 2019	June 30, 2019
Cash and cash equivalents	$ 17.3	$ 17.8	$ 12.9
Accounts receivable, net of allowances	$ 63.1	$142.8	$102.6
Inventories	$ 91.3	$144.9	$110.6
Line of Credit	$ 92.1	$107.1	$ 95.4
CARES Act – Paycheck Protection Program loan	$ 9.4	$ -	$ -
Total debt	$101.5	$107.1	$ 95.4
Net debt (Total debt less cash)	$ 84.2	$ 89.3	$ 82.5
QTD Days sales outstanding (DSOs)	74	69	87

Investment Highlights

- Portfolio of leading mobile accessory lifestyle brands
- Long history of driving market share gains and higher ASPs through product innovation
- Strong relationships with key brick and mortar retailers
- Significant e-commerce upside opportunities
- Advance supply chain capabilities allow for quick-to-market execution
- Mobile industry poised to benefit from multi-year roll-out of 5G technology

Historical Financials



Net Sales

Historical Net Sales (amounts in millions, except percentages)



$402
+29%
$519
+4%
$538
-3%
$522
2016
2017
2018
2019

Profitability

Historical Adjusted EBITDA (amounts in millions, except percentages)


$37[1]
$73
$76
$45
2016
2017
2018
2019

Adjusted EBITDA ***margin %***	*9.2%*	*14.1%*	*14.2%*	*8.6%*

[1] mophie Adjusted EBITDA of ($16mm); ZAGG Adjusted EBITDA of $53mm

Capital Allocation

- Service debt
- Internal growth initiatives
- ZAGG share repurchase
- M&A opportunities

Net Debt[1] *(amounts in millions)*



$120
$100
$80
$60
$40
$20
$0
$85
$84
$79
$82
$97
$89
$5
$1
$10
$43
Q1
Q2
Q3
Q4
2018
2019
2020

[1] Net debt defined as total debt less cash.

Note: During 2018 and 2019, the Company invested $53.2 million in M&A ($4.5M for BRAVEN, $28.4M on Gear4, and $20.4M for HALO) and $12.8M for ZAGG share repurchases.

Appendix



The ZAGG Leadership Team

ZAGG BRANDS



Prior experience:

DELL
AST COMPUTER

Chris Ahern, *CEO*

Years at ZAGG: 6
Years of experience: 23



Prior experience:

KPMG
Novell

Taylor Smith, *CFO*

Years at ZAGG: 9
Years of experience: 18



Prior experience:

hp
DELL

Jim Kearns, *COO*

Years at ZAGG: 2
Years of experience: 32



Prior experience:

THORPE NORTH WESTERN

Abby Barraclough, *General Counsel*

Years at ZAGG: 8
Years of experience: 20



Prior experience:

SUPERIOR COMMUNICATIONS
iGO
MOTOROLA

Jonathan Downer
SVP – Global Sales

Years at ZAGG: 5
Years of experience: 31



Prior experience:

FranklinCovey
MORINDA

Brad Bell
SVP – Global Marketing

Years at ZAGG: 9
Years of experience: 19



Prior experience:

marketstar
ZIONS BANK

Brandon Barlow
Sr. Director, HR

Years at ZAGG: 7
Years of experience: 15

Senior leadership has assembled a talented and dedicated management team which has positioned ZAGG for growth

Annual Adjusted EBITDA Reconciliation (amounts in millions, except percentages)

	2016	2017	2018	2019
Net Income in accordance with U.S. GAAP	($ 15.6)	$ 15.1	$ 39.2	$ 13.9
Adjustments:				
a. Stock-based compensation expense	$ 3.8	$ 3.6	$ 3.0	$ 4.0
b. Depreciation and amortization	$ 22.2	$ 21.9	$ 18.3	$ 23.9
c. Other expense, net	$ 2.2	$ 1.4	$ 2.1	$ 4.4
d. Inventory step-up amount in connection with acquisitions	$ 2.6	$ -	$ 0.2	$ 0.6
e. Transaction costs	$ 2.6	$ -	$ 1.7	$ 1.9
f. Acquired business employee retention bonus	$ 0.8	$ 0.3	$ 0.1	$ 0.1
g. Former CFO retention bonus	$ -	$ -	$ 0.4	$ 0.1
h. CEO signing bonus	$ -	$ -	$ 0.4	$ -
i. Consulting fees to former CEO	$ -	$ -	$ 0.7	$ -
j. Restructuring expense	$ 2.1	$ 0.4	$ -	$ 2.2
k. Adjustment to fair value of acquisitions' contingent consideration	$ -	$ -	$ -	$ 0.9
l. Legal settlements	$ -	$ -	$ -	$ 0.8
m. Income tax (benefit) provision	($ 7.8)	$ 28.3	$ 10.3	($ 8.1)
n. Loss on disputed mophie purchase price	$ 24.3	$ -	$ -	$ -
o. Impairment of intangible asset	$ -	$ 2.0	$ -	$ -
Adjusted EBITDA	$ 37.2	$ 73.0	$ 76.4	$44.7
Adjusted EBITDA Margin	**9.2%**	**14.1%**	**14.2%**	**8.6%**

3 and 6 Months Ended Q2 2020 Adjusted EBITDA Reconciliation

(amounts in millions, except percentages)

	3 Months Ended Q2 2020	3 Months Ended Q2 2019		6 Months Ended Q2 2020	6 Months Ended Q2 2019
Net Income in accordance with U.S. GAAP	($ 3.3)	($ 5.3)		($ 78.9)	($ 19.8)
Adjustments:					
a. Stock-based compensation expense	$ 1.3	$ 1.5		$ 2.6	$ 2.7
b. Depreciation and amortization	$ 5.0	$ 6.2		$ 10.3	$ 12.3
c. Other expense, net	$ 0.8	($ 0.1)		$ 2.3	$ 1.4
d. Inventory step-up amount in connection with acquisitions	$ -	$ 0.1		$ -	$ 0.6
e. Transaction costs	$ 0.0	$ 0.4		$ 0.4	$ 0.6
f. Acquired business employee retention bonus	$ -	$ 0.0		$ -	$ 0.1
g. Former CFO retention bonus	$ -	$ -		$ -	$ 0.1
h. Severance expense	$ -	$ 0.4		$ 0.5	$ 0.4
i. March 2020 inventory write-down	$ -	$ -		$ 44.8	$ -
j. Impairment of goodwill	$ -	$ -		$ 18.6	$ -
k. Loss on disposal of intangible assets and equipment	$ -	$ -		$ 3.7	$ -
l. Income tax benefit	($ 3.7)	($ 0.8)		($ 11.7)	($ 5.0)
Adjusted EBITDA	$ 0.1	$ 2.4		($ 7.4)	($ 6.6)
Adjusted EBITDA Margin	**0.1%**	**2.2%**		**(4.4%)**	**(3.5%)**

First Quarter Gross Profit Reconciliation (amounts in millions, except percentages)

	3 Months Ended Q2 2020	3 Months Ended Q2 2019		6 Months Ended Q2 2020	6 Months Ended Q2 2019
Gross profit (loss) in accordance with U.S. GAAP	$ 23.3	$ 37.8		$ 4.4	$ 61.6
Adjustments:					
March 2020 inventory write-down	$ -	$ -		$ 44.8	$ -
Adjusted gross profit	$ 23.3	$ 37.8		$ 49.2	$ 61.6
Adjusted gross profit margin	**30%**	**35%**		**29%**	**33%**

History of Share Repurchase

ZAGG History of Share Repurchase[1] *(amounts in millions)*


Cumulative Cash Spent of Share Repurchase
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$10.0
$19.6
$35.2
$36.1
$37.6
$49.7
$50.4
2013
2014
2015
2016
2017
2018
2019

[1] ZAGG has repurchased 7.0 million shares at an average price of $7.12.

Top Brand & Category Growth Drivers

	Brand	Product Category	#1 Growth Driver	#2 Growth Driver	#3 Growth Driver
Protection	INVISIBLE SHIELD	Screen Protection	Smartphone Unit Sales	Increased Attach Rates	Segmentation Strategy
Protection	INVISIBLE SHIELD	ISOD	Increased Retail Placement	Smartphone Unit Sales	Geographic Expansion
Protection	gear4	Protective Cases	Increased Retail Placement	Smartphone Unit Sales	Expanded Online Penetration
Power	mophie	Wireless Charging	Increased Consumer Adoption	Smartphone Unit Sales	Expanded Online Penetration
Power	mophie	External Power	Increased Retail Placement	Expanded Online Penetration	Smartphone Unit Sales
Power	HALO	External Power	Product Expansion through Home Shopping Sales Channel	Expanded Airings through Home Shopping Sales Channel	Expanded Online Penetration
Audio	IFROGZ	Earbuds/Headphones	Product Expansion through Home Shopping Sales Channel	Expanded Airings through Home Shopping Sales Channel	Expanded Online Penetration
Productivity	ZAGG	Keyboards	Align Product Release with OEM Launch	B2B Channel Expansion	Expanded Online Penetration




mophie












mophie



ZAGG BRANDS

INVESTOR PRESENTATION

